
<ARTICLE> 7
<LEGEND>




                                                                      Exhibit 27

                         RISCORP, INC. AND SUBSIDIARIES
                             Financial Data Schedule
           As of and for the twelve month period ended December 31, 1999
                                 (in thousands)


THIS SCHEDULE  CONTAINS SUMMARY FINANCIAL  INFORMATION  EXTRACTED FROM FINANCIAL
STATEMENTS  AS OF AND FOR THE YEAR ENDED  DECEMBER 31, 1999 AND IS
QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.


</LEGEND>
<MULTIPLIER>                    1000

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          DEC-31-1999
<PERIOD-END>                               DEC-31-1999<F1><F2>
<DEBT-HELD-FOR-SALE>                            78,981
<DEBT-CARRYING-VALUE>                                0
<DEBT-MARKET-VALUE>                                  0
<EQUITIES>                                           0
<MORTGAGE>                                           0
<REAL-ESTATE>                                        0
<TOTAL-INVEST>                                  78,981
<CASH>                                           6,593
<RECOVER-REINSURE>                                   0
<DEFERRED-ACQUISITION>                               0
<TOTAL-ASSETS>                                  95,076
<POLICY-LOSSES>                                      0
<UNEARNED-PREMIUMS>                                  0
<POLICY-OTHER>                                       0
<POLICY-HOLDER-FUNDS>                                0
<NOTES-PAYABLE>                                      0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           386
<OTHER-SE>                                      88,034
<TOTAL-LIABILITY-AND-EQUITY>                    95,076
<PREMIUMS>                                           0
<INVESTMENT-INCOME>                              5,473
<INVESTMENT-GAINS>                                 150
<OTHER-INCOME>                                     778
<BENEFITS>                                           0
<UNDERWRITING-AMORTIZATION>                          0
<UNDERWRITING-OTHER>                                 0
<INCOME-PRETAX>                                (11,343)
<INCOME-TAX>                                    (2,417)
<INCOME-CONTINUING>                             (8,926)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    (8,926)
<EPS-BASIC>                                     (.24)
<EPS-DILUTED>                                     (.24)
<RESERVE-OPEN>                                       0
<PROVISION-CURRENT>                                  0
<PROVISION-PRIOR>                                    0
<PAYMENTS-CURRENT>                                   0
<PAYMENTS-PRIOR>                                     0
<RESERVE-CLOSE>                                      0
<CUMULATIVE-DEFICIENCY>                              0

<F1>Financial  Data Schedule  information for the year
ending December 31, 1998 is incorporated by reference herein to FORM 10-K/A annual report as filed with the Securities and Exchange Commission by the Company on June 7, 1999.
<F2>Amounts  inapplicable or not disclosed as a separate line on the Statement of Financial Position or Results of Operations are reported as 0 herein.
